GOODWILL	12 Months Ended
Mar. 31, 2024
Disclosure of goodwill [Abstract]
GOODWILL	GOODWILL
The carrying amount of goodwill acquired through business combinations has been allocated to a group of CGUs that combine to form a single operating segment, ATS Corporation, as follows:

As at	Note	2024	2023
Balance, at April 1		$1,118,262	$1,024,790
Acquisition of subsidiaries	5	112,201	23,758
Foreign exchange		(1,863)	69,714
Balance, at March 31		$1,228,600	$1,118,262
The Company performed its annual impairment test of goodwill as at March 31, 2024. The recoverable amount of the group of CGUs is determined based on fair value less costs of disposal using a capitalized EBITDA approach. The approach requires management to estimate maintainable future EBITDA and capitalize this amount by rates of return which incorporate the specific risks and opportunities facing the business. EBITDA is defined as earnings from operations excluding depreciation and amortization (“EBITDA”).

In determining a maintainable future EBITDA, the historical operating results for the five years ended March 31, 2024 were compared to the budgeted results for the year ending March 31, 2025, as presented to and approved by the Board. Non-recurring and unusual items have been adjusted in order to normalize past EBITDA. Management selected capitalization rates in the range of 6.8% to 8.3% for the calculation of the reasonable range of capitalized EBITDA. These capitalization rates were based on EBITDA multiples which incorporate specific risks and opportunities facing the Company. The inputs used in the calculation are level three of the fair value hierarchy. As a result of the analysis, management did not identify impairment for this group of CGUs.

Management believes that any reasonable possible change in the key assumptions on which the recoverable amount is based would not cause the aggregate carrying amount to exceed the aggregate recoverable amount of the group of CGUs.